UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                         ________________


                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934
                         ________________


 Date of Report (Date of earliest event reported)  April 29, 1999


                    UNIFAB International, Inc.
      (Exact name of registrant as specified in its charter)


    Louisiana                  0-29416                    72-1382998
(State  or  other      (Commission File Number)        (IRS Employer
  jurisdiction                                        Identification No.)
of incorporation)


 5007 Port Road, New Iberia, Louisiana                            70562
(Address of principal executive offices)                        (Zip Code)




                          (318) 367-8291
        (Registrant's telephone number, including area code)


                          not applicable
  (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     (a) and (b) On April 29, 1999, UNIFAB International, Inc. ("UNIFAB") acquired all the capital stock of Oil Barges, Inc. ("OBI"), a Louisiana corporation, by means of a merger (the "Merger") of OBI Acquisition, Inc. ("Sub"), a Louisiana corporation and a wholly-owned subsidiary of UNIFAB, with and into OBI. In the Merger, the shareholders of OBI received a total of 489,753 shares of UNIFAB common stock. Immediately after the Merger, UNIFAB purchased substantially all the assets (the "Asset Purchase") of Southern Rentals, L.L.C. ("Southern Rentals"), a Louisiana limited liability company, for 210,000 shares of UNIFAB common stock. The consideration paid by UNIFAB for the Merger and the Asset Purchase was determined by arm's length negotiations with the OBI shareholders and the Southern Rentals members, none of whom had any material relationships with UNIFAB or any of its affiliates or any director or officer of UNIFAB or any of their associates prior to the Merger or Asset Purchase.

     At its facility in New Iberia, Louisiana, OBI designs, fabricates, and equips drilling rigs and living quarters on drilling rigs used offshore in the production, processing, and storage of oil and gas. It also renovates drilling rig equipment at its refurbishment facility in Parks, Louisiana. Southern Rentals owned equipment and machinery used by OBI in its business. OBI has approximately 163 employees. UNIFAB intends to continue to use the plant, equipment, and property of OBI and the equipment and other property purchased from Southern Rentals as they were used in the business of OBI described above.

     Additional information relating to the Merger and the Asset Purchase is set forth in the Agreement and Plan of Reorganization among UNIFAB, Sub, OBI, the OBI Shareholders, Southern Rentals, and the Southern Rentals Members dated as of April 29, 1999, a copy of which is filed herewith as
Exhibit 2. The completion of the Merger and the Asset Purchase was announced in a press release dated April 30, 1999, a copy of which is filed herewith as Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          2 Agreement and Plan of Reorganization among UNIFAB International, Inc., OBI Acquisition, Inc., Oil Barges, Inc., Southern Rentals, L.L.C., Roy J. Poch<e'>, Philip J. Patout, Rodney J. Verret, Rodney M. Verret, Frank D. Verret, Peggy Verret Simon, Paula Verret Berard, Cove Equipment, Inc., and Rodney J. Verret, Trustee of the SKW Trust, dated as of April 29, 1999.

          99 Press Release issued by UNIFAB International, Inc. on April 30, 1999, announcing the acquisition of Oil Barges, Inc. and substantially all the assets of Southern Rentals, L.L.C.

                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              UNIFAB INTERNATIONAL, INC.


                              By: /S/ PETER J. ROMAN
                                             Peter J. Roman
                                    Vice President and Chief Financial
                                        Officer and Secretary



Date: May 12, 1999

                           EXHIBIT INDEX


                                                                  SEQUENTIALLY
                                                                    NUMBERED
EXHIBIT NO.                  DESCRIPTION OF EXHIBIT                   PAGE

   2 Agreement and Plan of Reorganization among UNIFAB International, Inc., OBI Acquisition, Inc., Oil Barges, Inc., Southern Rentals, L.L.C., Roy J. Poche, Philip J. Patout, Rodney J. Verret, Rodney M. Verret, Frank D. Verret, Peggy Verret Simon, Paula Verret Berard, Cove Equipment, Inc., and Rodney J. Verret, Trustee of the SKW Trust, dated as of April 29, 1999.

  99          Press  Release  issued by UNIFAB International, Inc.
              on April 30, 1999, announcing the acquisition of Oil Barges, Inc. and substantially all the assets of Southern Rentals, L.L.C.